Note: Information in this document marked with "[*]" has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   Exhibit 10.2
SERVICE DESCRIPTION FINAL                                         GILAT TO HOME
                                                                        8/31/00
                                                                    Pg. 1 of 17


                                AGREEMENT BETWEEN

                               GILAT TO HOME INC.

                                       AND

                                 LORAL SKYNET(R)

                      CONCERNING SKYNET TRANSPONDER SERVICE


This Agreement is made this 31st day of August, 2000 by and between Gilat - To-Home Inc., a corporation organized and existing under the laws of the State of Delaware and having its primary place of business at 1760 Old Meadow Road, McLean, Virginia 22102 (hereinafter referred to as "C U S T O M E R", which expression shall include its successors and permitted assigns) and Loral Skynet, a Division of Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware, and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereinafter referred to as "Loral Skynet" or "SKYNET"), which expression shall include its successors and permitted assigns.

                                   WITNESSETH:

WHEREAS, SKYNET has satellite capacity available for the purpose of providing such capacity to customers; and:

WHEREAS, CUSTOMER desires to obtain Ku-Band transponder capacity service on the Telstar 7 Satellite ("Telstar 7") to be used for satellite transmission service; and,



----------------
SKYNET and its logo are registered trademarks of Loral SpaceCom Corporation

SERVICE DESCRIPTION FINAL                                       GILAT TO HOME
                                                                      8/31/00
                                                                  Pg. 2 of 17

NOW, THEREFORE, CUSTOMER and SKYNET, in consideration of the mutual covenants expressed herein, agree as follows:

1.  SKYNET SERVICES

          1.1 SKYNET offers and CUSTOMER hereby orders SKYNET transponder service consisting of service on fourteen (14) Telstar 7, Ku-band, 36 MHz transponders for terms of service as described in Section 2 ("METHOD OF PAYMENT, RATES AND TERMS OF SERVICE"). Such service is composed of bare transponder capacity, with intrasatellite and intersatellite transponder management including Tracking, Telemetry and Control (TT&C) and maintenance of the satellite(s) used to provide the transponder (or space segment) capacity and protection as ordered by CUSTOMER ("the Service").

          1.2 The Service is furnished to CUSTOMER subject to this Agreement which consists of this Service Description, the General Terms and Conditions, and Exhibits A - F, all of which are attached hereto and incorporated herein by reference.


2. METHOD OF PAYMENT, RATES AND TERMS OF SERVICE

       2.1.      METHOD OF PAYMENT AND RATE

       In exchange for the Service provided hereunder, CUSTOMER shall pay SKYNET upon contract signing the amount of $[*] to cover the price of Service on two Non-Preemptible transponders for the period from 9/1/00 through 11/30/00 ($[*] x 2 transponders x 3 months). Payment for Service for the remainder of the Initial Term of Service, as defined in Section 3 below, may be made, at the


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SERVICE DESCRIPTION FINAL                                       GILAT TO HOME
                                                                      8/31/00
                                                                  Pg. 3 of 17



       CUSTOMER's option, on either a pre paid or a monthly paid basis. CUSTOMER must notify SKYNET of its' decision regarding the method of payment no later than November 30, 2000.

       In the event CUSTOMER chooses to pre-pay for Service, CUSTOMER shall pay SKYNET $[*] (the "Prepaid Service Amount"). The due date for such Prepaid Service Amount is December 1, 2000. Notwithstanding the foregoing, payment of the Prepaid Service Amount may be made as late as December 21, 2000 without the imposition of any penalties whatsoever and without such late payment constituting a material breach.

       In the event CUSTOMER elects to pay for Service on a monthly basis the following shall apply:

       (i) A security payment of $[*], due no later than December 1, 2000. Such security deposit shall mean cash and/or a standby irrevocable, self-renewing, unconditional Letter of Credit naming SKYNET as the sole beneficiary, from an issuer rated, at all times during the term of this Agreement, at not less than A+ from Standard and Poors and not less than A1 from Moody's, with terms that are acceptable to SKYNET (an "Acceptable Letter of Credit"). As required during the term of this agreement, including any extension period(s), SKYNET and CUSTOMER will mutually agree to modify the amount of the Acceptable Letter of Credit to reflect the then remaining contract value plus any outstanding and disputed amounts due, but in no event may the Acceptable Letter of Credit exceed $[*]. Such cash Security Payment or, if a drawing shall have been made under the Acceptable Letter of Credit, the funds resulting from such drawing, will be subject to the provisions of Paragraph 32 ("SECURITY PAYMENT") of the General Terms and Conditions, and

      (ii) A fee for reservation of the transponders to be provided under this Agreement (the "Reservation Fee"). Such
              Reservation Fee shall be a total


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SERVICE DESCRIPTION FINAL                                       GILAT TO HOME
                                                                      8/31/00
                                                                 Pg. 4  of 17

              of $[*] and shall be due no later than December 1, 2000. Further, a portion of the Reservation Fee may be refunded to CUSTOMER at the rate of $[*] per transponder for each month Service is begun prior to the start of Service designated in Section 2.2 ("Term of Service") below, and

     (iii) A monthly charge of $[*] per month per transponder. Such monthly charges shall begin December 1, 2000 and continue for the remainder of the Initial Term of Service in accordance with Paragraph 31 of the General Terms and Conditions.

     All payments shall be made in accordance with the Wire Transfer Instructions in Section 5 below.

     2.2      TERMS OF SERVICE

     The transponders shall be placed into Service according to a ramped schedule as shown below, unless accelerated as described below. The transponders placed into Service on 9/1/2000 shall hereinafter be referred to as the "First Transponders", the transponders placed into Service on 1/1/2001 shall hereinafter be referred to as the "Second Transponders" and the transponders placed into Service on 4/1/2001 shall hereinafter be referred to as the "Third Transponders". Service shall be provided to CUSTOMER according to the following schedule:



     Quantity        Service     Satellite                 Term
     ----------------------------------------------------------------
     2      36 MHz "Ku- Band"    Telstar 7      9/1/2000 - 12/31/2007
            Non Preemptible


                                      AND

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SERVICE DESCRIPTION FINAL                                       GILAT TO HOME
                                                                      8/31/00
                                                                 Pg. 5  of 17

     6      36 MHz "Ku- Band"      Telstar 7    1/1/2001 - 12/31/2007
            Non Preemptible

                                      AND

     6      36 MHz "Ku- Band"      Telstar 7    4/1/2001 - 12/31/2007
            Non Preemptible

     The start of Service on any or all of the Second or Third transponders may be accelerated. In order to accelerate a start of Service, CUSTOMER must notify SKYNET, in writing, no later than thirty-two (32) days prior to the date CUSTOMER wants Service to begin on the Second or Third transponders. In the event Service is begun early any Second and/or Third transponder, CUSTOMER will be entitled to a refund of a portion of the Reservation Fee equal to $[*] per transponder per month Service is begun early. Such Reservation Fee refund will be in the form of a credit on CUSTOMER's first monthly paid Service billing invoice following the first full month of Service on the applicable transponder(s).

3. OPTION TO EXTEND TERM

   The initial term of Service under this Agreement begins September 1, 2000 and terminates December 31, 2007 (the "Initial Term of Service"). At the end of the Initial Term of Service, CUSTOMER has the right to extend the term of Service for any or all transponders provided under this Agreement ("Option to Extend Term"), including transponders obtained under the Options To Add Capacity described in Section 4 below, by electing one (1) of the following two methods of extension: (i) Incremental Extension: for the first or both of two (2) optional extended terms of Service of two (2) years each; the first of these beginning January 1, 2008 and terminating December 31, 2009 and the second of these beginning January 1, 2010 and terminating December 31, 2011, and a third optional extended term beginning January 1, 2012 and


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                                      8/31/00
                                                                 Pg. 6  of 17

   terminating at the end-of life ("EOL") of Telstar 7, currently anticipated to be October 31, 2013 (collectively the "Extended Terms of Service"), or (ii) Extension through EOL: a single extension of the term of Service commencing on January 1, 2008 and continuing through EOL of Telstar 7. In order to exercise an Option to Extend Term, CUSTOMER must notify SKYNET of their intention to do so, no later than one year prior to the then current termination date of this Agreement. Such written notice (the "Notice to Extend") shall specify which of the transponders then in Service the CUSTOMER elects to extend and the term of such extension (provided that any transponder(s) ordered under Right of First Refusal in Section 4.2 hereof, may also be extended as provided for in this Section 3 at the time CUSTOMER exercises the Right of First Refusal even if such notice would be less than one year). The monthly rate and the prepaid Service amount for each Non-Preemptible and/or Preemptible transponder(s) taken under this Option to Extend Term shall be based on the rates shown in the Table II below:



                                   TABLE II
   ----------------------------------------------------------------------------
   TERM                        NON-PREEMPTIBLE               PREEMPTIBLE
   ----------------------------------------------------------------------------
   Each Extended Term       $[*] Dollars              $[*] Dollars
   of Service Extension
   ----------------------------------------------------------------------------
   Extension from the       $[*] Dollars              $[*] Dollars
   end of the Initial Term
   of Services to EOL
   ----------------------------------------------------------------------------


   If the CUSTOMER elects to pre-pay for the Service, the prepaid Service amount for each Non-Preemptible and/or Preemptible transponder(s) taken under this Option To Extend Term shall be calculated at the time the Option to Extend is requested by discounting the applicable prices set forth in Table II above to their Net Present Value (NPV) by utilizing a rate of interest, to be negotiated, that is reflective of but not more than then current market financial conditions.


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SERVICE DESCRIPTION FINAL                                       GILAT TO HOME
                                                                      8/31/00
                                                                 Pg. 7  of 17


   SKYNET shall use all reasonable efforts to provide CUSTOMER with notice of each deadline for receipt of CUSTOMER's Notice to Extend no later than four (4) months prior to each deadline for receipt of CUSTOMER's Notice to Extend. See table below:


   Term Of Service            Termination Date        Deadline for          Deadline for
                                                    CUSTOMER Notice        SKYNET Notice
                                                     to Extend term        to CUSTOMER
                                                    ---------------------- ------------
      Initial Term             12/31/07                12/31/06              8/31/06
      First Extended Term      12/31/09                12/31/08              8/31/08
      Second Extended Term     12/31/11                12/31/10              8/31/10
      Third Extended Term        T7 EOL                 NA                    NA


4.  OPTIONS TO ADD CAPACITY


    CUSTOMER may add Preemptible and/or Non-Preemptible capacity to this Agreement ("Additional Transponders") under one or more of the following three scenarios:

               (i) Advance knowledge of newly available capacity and an option to obtain such capacity (see 4.1 below),

               (ii) Under a Right-of-First Refusal on capacity for which SKYNET receives a bona fide offer from another customer (see 4.2 below), or

               (iii)On a subject to availability basis (see 4.3 below).

           4.1    OPTION TO ADD NEWLY AVAILABLE CAPACITY

                     For the period beginning with the execution of this Agreement through December 31, 2001, SKYNET will notify CUSTOMER when Ku-Band

SERVICE DESCRIPTION FINAL                                       GILAT TO HOME
                                                                      8/31/00
                                                                 Pg. 8  of 17


                     capacity becomes available for Service to CUSTOMER ("Newly Available Capacity") on Telstar 7 and the date on which such capacity will become available for use by CUSTOMER as part of the Service (this includes notification of the availability of capacity on the day this Agreement is executed). SKYNET will hold such Newly Available Capacity available for CUSTOMER for a period of ten (10) business days following SKYNET's notification. During this ten (10) business day period CUSTOMER may order Service on such Newly Available Capacity or decline to do so. If CUSTOMER orders Service on the Newly Available Capacity, such Service must begin no later than sixty (60) calendar days following the date such Newly Available Capacity becomes available for use by CUSTOMER as part of the Service. In the event CUSTOMER declines to order Service on the Newly Available Capacity, such capacity will be made available to other potential customers. CUSTOMER's failure to respond to SKYNET's notice of Newly Available Capacity will be deemed a refusal of such capacity, for the purposes of this Section 4.1 only. Transponders added under this Option To Add Newly Available Capacity must remain in Service through the Initial Term of Service and may have their term of Service extended pursuant to
                     Section 3, above. The monthly rate for each Non-Preemptible transponder(s) taken under this Option To Add Newly Available Capacity shall be $[*] and the monthly rate for each Preemptible transponder(s) taken under this Option To Add Newly Available Capacity shall be $[*]. CUSTOMER may choose to pre-pay for the transponders obtained under this Option To Add Newly Available Capacity. The prepaid Service amount for each Non-Preemptible and/or Preemptible transponder(s) taken under this Option To Add Newly Available Capacity shall be calculated at the time the Additional Transponder(s) is requested. The prepaid Service amount will be calculated to a Net Present Value (NPV) by discounting the applicable monthly price by an annual discount rate of [*].


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                                      8/31/00
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           4.2       RIGHT OF FIRST REFUSAL


                     During the life of this Agreement, including any subsequent term extensions, SKYNET shall provide CUSTOMER with a Right of First Refusal each time a bona fide offer is received by SKYNET for Ku-Band transponder(s) available on Telstar 7. In order to implement such Right-of-First Refusal SKYNET shall provide CUSTOMER with written notice of such bona fide offer. Such notice shall include, the price, protection level, and term of Service, and all other relevant terms, if any, contained in the bona fide offer. If CUSTOMER chooses to take Service on the transponder(s) in question, CUSTOMER must respond, in writing, to SKYNET within ten (10) business days of CUSTOMER's receipt of SKYNET's written notice and must begin Service no later than sixty (60) calendar days following receipt of SKYNET's written notice or on the date capacity becomes available for use by CUSTOMER as part of the Service, if such date is beyond sixty (60) calendar days. CUSTOMER's failure to respond to SKYNET's notification will be deemed a refusal of SKYNET's offer for the purposes of this Section 4.2 only. Transponders added under this Right-of-First Refusal must be coterminous with the other transponders in Service under this Agreement and may have their term of Service extended pursuant to Section 3, above if added during the Initial Term of Service or any extension thereof. The charges in respect of the transponders obtained under this Right-of-First-Refusal may be either prepaid or paid for on a monthly basis. The monthly rate for each transponder(s) taken under this Right-of-First Refusal shall be the monthly rate applicable to the bona fide offer adjusted to reflect the difference, if any, between the term of service in the bona fide offer and the remaining portion of the Initial Term of Service and any Extended Term of Service, if applicable. The monthly rate shall be adjusted by applying a factor of [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SERVICE DESCRIPTION FINAL                                       GILAT TO HOME
                                                                      8/31/00
                                                                Pg. 10  of 17


                    [*] to the difference in term of service between the bona fide offer and the term of Service required for transponders taken under this Right-of-First Refusal to be coterminous with the other transponders under this Agreement. For example, if SKYNET received a bona fide offer for a two-year term and CUSTOMER, in order to exercise the Right-of-First Refusal was required to obtain Service for three years, CUSTOMER's monthly rate would be the bona fide offer rate reduced by [*]. Conversely, if SKYNET received a bona fide offer for a three-year term, and CUSTOMER, in order to exercise the Right-of-First Refusal was required to obtain Service for two years, CUSTOMER's monthly rate would be the bona fide offer rate increased by [*]. The prepaid Service amount for each transponder(s) taken under this Right-of-First Refusal shall be determined at the time the additional capacity is requested. For transponder Service requested on or before 12/31/01, the prepaid Service amount will be calculated based on an annual discount rate of [*]. For Service requested after 12/31/01, the prepaid Service amount will be calculated by discounting the applicable prices to their NPV by utilizing a rate of interest, to be negotiated, that is reflective of but not more than then current market financial conditions.

           4.3       OPTION TO ADD CAPACITY SUBJECT TO AVAILABILITY

                     Subject to availability, beginning with the execution of this Agreement through December 31, 2001, CUSTOMER may request additional Ku-Band transponders on Telstar 7. Such Additional Transponders:

                       (i) must begin Service no later than sixty (60) calendar days following CUSTOMER's request,
                       (ii) must remain in Service through the Initial Term of Service, and
                       (iii) may have their term of Service extended pursuant to
                             Section 3,


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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                                                                      8/31/00
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                            above.

                     The monthly rate for each Non-Preemptible transponder(s) taken under this Option To Add Capacity Subject To Availability shall be $[*] and the monthly rate for each Preemptible transponder(s) taken under this Option To Add Capacity Subject To Availability shall be $[*]. CUSTOMER may choose to pre-pay for transponders obtained under this Option To Add Capacity Subject To Availability. The prepaid Service amount for each Non-Preemptible and/or Preemptible transponder(s) taken under this Option To Add Capacity Subject to Availability shall be calculated at the time the Additional Transponder(s) is requested. The prepaid Service amount will be calculated to a NPV by discounting the applicable monthly price by an annual discount rate of [*].

      If any Additional Transponders ordered under this Section 4 are unavailable on the date that Service was scheduled to begin on such Additional Transponders, both parties may mutually agree upon a new start date for such Additional Transponders. If a new start date is not agreed upon, and such unavailability is due to circumstances within the control of SKYNET and SKYNET has not used all reasonable efforts to make the capacity available (such reasonable efforts may include, but not be limited to, petitioning a court of competent jurisdiction for equitable relief), SKYNET will pay CUSTOMER liquidated damages as set forth below in this Section 4. If a new start date is mutually agreed upon, SKYNET will not pay CUSTOMER liquidated damages.

      In the event liquidated damages are required to be paid by SKYNET to CUSTOMER, pursuant to this Section 4, such damages will be paid on a per diem basis and the per diem amount shall be calculated using two times the applicable transponder prices set forth in Section 4.3. Damages shall accrue commencing on the first day that Service on the unavailable Additional Transponders was scheduled to begin and shall continue


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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      until the day on which Service commences. Provided however, that in no event will liquidated damages, as provided for in this Section, accrue beyond thirty (30) calendar days from the day on which Service on the unavailable Additional Transponders was scheduled to commence. CUSTOMER shall have the right to terminate its request for Service on any of the unavailable Additional Transponders if such unavailability continues beyond thirty (30) days.

      Any liquidated damages due from SKYNET to CUSTOMER, pursuant to this
      Section 4 shall be due and payable to CUSTOMER within ten calendar (10) days from the last day of the period during which the Additional Transponders were not available for Service. SKYNET in its sole discretion shall have the option of offsetting payment of such damages against any monthly transponder payments due to SKYNET from CUSTOMER.


5. WIRE TRANSFER INSTRUCTIONS

      A. All payments shall be made in immediately available U.S. dollars by electronic funds wire transfer as follows, except as SKYNET may otherwise designate in writing:

                Wire Information:      (312) 828-6000
                Bank Name:             Bank of America - Illinois
                Bank Account:          ABA071000039
                Loral Account:         8188501749

To ensure accuracy, Customer should also include its SKYNET Account number and the invoice number for which payment is being made

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6.  TRANSPONDER LOADING

The Prepaid Service Amount as set forth in Section 2 ("METHOD OF PAYMENT, RATES AND TERMS OF SERVICE") and the prepaid Service amount and monthly rate as set forth in Section 3 ("OPTIONS") for the Service includes intrasatellite and intersatellite transponder management for the uplink of carriers within power and bandwidth constraints per transponder, subject to intrasatellite and intersatellite coordination, for the CUSTOMER's initial loading plan ("Initial Loading Plan"). Any changes to such Initial Loading Plan shall be subject to the provisions of Paragraph 6 ("USE OF THE TRANSPONDER") of the General Terms and Conditions.


7.  SKYNET RESALE OPTION

      7.1 The SKYNET Resale Option is offered by SKYNET to market CUSTOMER's full transponder capacity on a full or partial transponder basis, on behalf of CUSTOMER, to third parties for full time or occasional use service at then current market rates. The SKYNET Resale Option also includes billing and collections from third parties on any SKYNET Resale Option transponder.

      7.2 CUSTOMER shall make the SKYNET Resale Option transponders available to SKYNET for resale by giving written notice to SKYNET. Such written notice must include the transponder(s) CUSTOMER wishes SKYNET to market and the time period during which such transponders are to be marketed. In the event CUSTOMER desires to use or resell any of their SKYNET Resale Option transponders after giving such notice, CUSTOMER must notify SKYNET no later than sixty (60) days prior to the start of such usage. Notwithstanding the foregoing, in the event SKYNET has found a third party customer for any SKYNET Resale

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                Option transponder(s), and such third party customer has
                executed a contract for such capacity during the time period specified by CUSTOMER, CUSTOMER cannot use or resell any of such contracted capacity.

      7.3 SKYNET shall pay CUSTOMER [*] of the amount of money received by SKYNET for SKYNET Resale Option transponder usage. Such payment shall be provided to CUSTOMER within sixty (60) days of SKYNET receiving payment from such third parties.

      7.4 CUSTOMER is not entitled to pro rata refunds for any Prepaid Service Amount or any prepaid amount and is not released from their obligation to pay any applicable monthly rate for the SKYNET Resale Option transponders whether or not any SKYNET Resale Option transponders are booked by third parties and any revenue is received for such SKYNET Resale Option transponder(s), it being understood that CUSTOMER has no other obligation with respect to such transponders to the extent and for the period booked by the third party.

      7.5 Notwithstanding anything to the contrary herein, the period for which SKYNET accepts the SKYNET Resale Option transponder shall not be considered an Interruption or Failure or degradation of Service under this Agreement for the purposes of any credit allowance or pro rata refund.

8.  NOTICES

All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one party to the other party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be delivered by confirmed facsimile, confirmed overnight mail, by hand or mailed by first-


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

             (i)  If to CUSTOMER:    Gilat - To - Home Inc.
                                     1760 Old Meadow Road,
                                     McLean, Virginia 22102
                                     ATTN: Mr. Robert DiGennaro
                                     Phone: 703-245-6380
                                     Fax: 703-245-6273

                  Billing Contact:   Spacenet Inc.
                                     1750 Old Meadow Road,
                                     McLean, Virginia 22102
                                     ATTN: Accounts Payable
                                     Phone: 703-245-6380
                                     Fax: 703-245-6273

                  Copy to:           Spacenet Inc.
                                     1750 Old Meadow Road,
                                     McLean, Virginia 22102
                                     ATTN: Mr. Mark Bresnahan
                                     Phone: 703-848-1151
                                     Fax: 703-848-1184

            (ii) If to SKYNET        LORAL SKYNET
                                     500 Hills Drive
                                     P.O. Box 7018
                                     Bedminster, NJ 07921
                                     ATTN: Joan Byrnes
                                     Vice President - Sales and Marketing

SERVICE DESCRIPTION FINAL                                       GILAT TO HOME
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                                     Room 3B28
                                     Phone: 908-470-2323
                                     Fax: 908-470-2459

            Copy to:                 LORAL SKYNET
                                     500 Hills Drive
                                     Bedminster, NJ 07921
                                     ATTN: Daniel J. Zaffarese
                                     Senior Contract Manager
                                     Room 3D09
                                     Phone: (908) 470-2352
                                     Fax: 908-470-2352

Either party may designate by notice in writing a new address or addressee, to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be delivered, shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee named above as to each party, with the signed messenger receipt, return receipt, or the delivery receipt being deemed conclusive evidence of such delivery.


9.  COUNTERPARTS

This Agreement may be executed in two identical counterparts; and the signature of each party shall appear on each counterpart. Either counterpart shall constitute an original, binding version of this Agreement.


10.  ENTIRE AGREEMENT

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This Agreement along with matters incorporated herein by reference, including but not limited to the General Terms and Conditions and Exhibits, constitutes the entire agreement between CUSTOMER and SKYNET relative to the Service, and this Agreement can be altered, amended or revoked only by an instrument in writing signed by both CUSTOMER and SKYNET. CUSTOMER and SKYNET agree hereby that any prior or contemporaneous oral and written agreements between and among themselves and their agents and representatives relative to the subject of this Agreement are superseded and replaced by this Agreement. Any provision of this Agreement found to be unenforceable or invalid by a court of competent jurisdiction shall in no way affect the validity or enforceability of any other provision except that if such invalid or unenforceable provision provided a material benefit to a party hereto, such party shall have the right to terminate the Agreement without liability to the other.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written, and agree to the terms and conditions set forth herein.

GILAT-TO-HOME INC.                         LORAL SKYNET A DIVISION OF
                                           LORAL SPACECOM CORPORATION


By:    /s/ ZUR FELDMAN                     By:     /s/ TERRY HART
   -----------------------------              ------------------------------
Title: Co-chairman / CEO                   Title:  President
      ---------------------------                ---------------------------
Date:  8-31-2000                           Date:   8-31-2000
     -----------------                          -----------------

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                                    GENERAL

                              TERMS AND CONDITIONS
                                     OF THE
                               AGREEMENT BETWEEN
                                    CUSTOMER
                                      AND
                                  LORAL SKYNET
                   CONCERNING SKYNET(R) TRANSPONDER CAPACITY


1.   WARRANTY EXCLUSIONS

       SKYNET WARRANTS TO CUSTOMER THAT SKYNET WILL PERFORM THE SERVICES DEFINED HEREIN IN ACCORDANCE WITH GENERALLY ACCEPTED INDUSTRY STANDARDS. SUBJECT TO THE ABOVE, SKYNET, ITS PARENT, THEIR SUBSIDIARIES AND THEIR AFFILIATES, SUBCONTRACTORS AND SUPPLIERS MAKE NO WARRANTY, EXPRESS OR IMPLIED, REGARDING THE PERFORMANCE OF THE SERVICE, AND SPECIFICALLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


2.   TAXES

     2.1 CUSTOMER shall be financially responsible for, and shall pay, all Taxes (as defined below) imposed on, or otherwise related or attributable to, the Services or amounts payable by CUSTOMER to SKYNET pursuant to this Agreement, whether or not any such Taxes are actually charged or separately stated by SKYNET.

2.2 For purposes of this Paragraph 2, the term "Tax" or "Taxes" shall mean all federal, state, local, foreign, tribal or provincial taxes, charges, fees, levies, imposts, duties, tariffs, surcharges, or other assessments, including, without limitation, sales, use, transfer, gross receipts, excise, withholding, Universal Service Fund assessments or any similar charges or assessments, value added, goods and services, government and/or signatory "mark-up" on space segment, and all taxes, charges, fees, levies, imposts, duties, tariffs, surcharges, or other assessments placed by, or replacing, any of the above, or other tax or governmental fee of any kind whatsoever imposed by any governmental authority, including any interest or penalties or additions thereto, whether disputed or not, provided however, that the term Tax or Taxes shall not include any taxes imposed on the net income of Skynet (or any of its assignees) in any jurisdiction and, provided further, that the term Tax or Taxes shall not include any withholding of tax that may be required under the laws of any jurisdiction to enforce the collection of such net income taxes.


---------------------------------------------------------------------------
SKYNET and its logo are registered trademarks of Loral SpaceCom Corporation.



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2.3      CUSTOMER shall provide SKYNET with all applicable certificates of waiver, exemption, relief, or other reasonably satisfactory evidence of waiver, exemption or relief that may be required by any federal, state, local or foreign Tax authority pursuant to which SKYNET would be relieved of its obligation to charge CUSTOMER Tax in connection with this Agreement.


3.   TYPES OF SERVICE

NON-PREEMPTIBLE SERVICE  (If Applicable)

         "Non-Preemptible" transponders are not protected in the event of Failure as defined in Paragraph 4 below, and are not subject to preemption (non-preemptible) to restore any other customers' protected service.

PREEMPTIBLE SERVICE  (If Applicable)

         "Preemptible" transponders are not protected in the event of Failure. Preemptible transponders may be preempted on a permanent or temporary basis to restore protected service. If CUSTOMER continues to use any Preemptible transponder longer than five minutes following notification or attempted notification by SKYNET of its preemption to restore a protected service, a Preemption Notification Charge shall apply at the rate of $1,100.00 per minute, or each fraction thereof, for each minute after such five minute period. For purposes of notification concerning preemption of any Preemptible transponder, CUSTOMER shall specify, in writing to SKYNET prior to the start of Service provided under this Agreement, a telephone number or numbers where designated CUSTOMER personnel may be reached by SKYNET. Such contact telephone number(s) and Customer personnel shall remain in effect until further written notice is given, if ever, by CUSTOMER, changing the designated contact telephone number(s) and/or personnel. The five minute notification period specified above shall begin to run from the time the telephone call is completed with the CUSTOMER representative, or from the time of attempted notification of CUSTOMER if there is no answer at the Customer designated telephone number. Nothing in this Agreement shall prevent SKYNET from taking any action that it is required by law to take in accordance with the provisions of Section 706 of the Communications Act of 1934, as amended, 47 U.S.C. Section 606. If a Preemptible transponder is temporarily preempted, CUSTOMER will be credited for the period of interrupted Service as follows: The effective rate of each Preemptible transponder for the purposes of calculating credit due to preemption shall be the monthly rate divided by the number of transponders being furnished at that time. The actual amount credited shall be pro-rated based on the actual time CUSTOMER is without the transponder service. Notwithstanding anything in this Agreement, to the extent CUSTOMER does not comply with any permitted preemption, SKYNET shall have the right to prevent CUSTOMER's use of the preempted transponder, including SKYNET's right to deny, temporarily suspend, or terminate the Service, with respect to the preemptible transponder, permanently without further notice.


4.    TRANSPONDER INTERRUPTION / FAILURE / MONITORING

      4.1 Interruption - for the purpose of this Agreement; (i) an interruption ("Interruption") shall be defined as any period during which a transponder, fails to meet the performance parameters set forth in Exhibit A ("PERFORMANCE PARAMETERS") attached hereto and incorporated herein by reference, as measured at SKYNET's earth station in Hawley, Pennsylvania in








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          accordance with the performance tests set forth in Exhibit A.

      4.2 Failure - for the purpose of this Agreement a failure ("Failure") shall be defined as any of the following:

          a) the inability, for any period of sixty (60) consecutive minutes, to pass signals through a transponder when it is illuminated with any authorized transmitted carrier, or

          b) an Interruption for any period of twenty four (24) consecutive hours, or

          c) ten (10) or more Interruptions of at least one (1) minute or longer per occurrence within any period of thirty (30) consecutive days.

For purposes of this Paragraph 4, measurement of periods of Interruption or Failure shall commence only upon CUSTOMER's written or verbal notification to SKYNET's Hawley earth station and CUSTOMER having vacated its signal from the affected transponder to permit SKYNET's verification of the existence of the Interruption or Failure.

      4.3 Transponder Monitoring - SKYNET has notified CUSTOMER that a Communications Signal Monitoring ("CSM") System is being installed at the SKYNET Satellite Assurance Center. The CSM System will monitor the CUSTOMER transponder carrier parameters. The CUSTOMER may request reports regarding the transponder performance. SKYNET will make reasonable efforts to fulfill the CUSTOMER request based on the CSM capabilities.

          [*]

5.   RESTORATION OF A FAILED NON-PROTECTED TRANSPONDER

In the event of a Failure of any non-protected transponder, [*]. Such equipment replacement will be permanent. SKYNET does not pre-assign spare equipment to specific customers on the satellite, but reserves such equipment, subject to availability, to restore its customers' service on an as needed basis. In no event will non-protected service be given restoration priority over protected service in the event of a simultaneous Failure. [*], then SKYNET may, in its sole discretion, offer to restore the Service on an available transponder of the same frequency band, having the same bandwidth and the same or different power as the failed transponder, on the same satellite or on another SKYNET satellite then in orbit. Such transponder will then become the non-protected transponder; provided, however, if SKYNET offers to restore the affected transponder Service on a satellite other than the satellite on which the failed transponder was provided, then CUSTOMER may reject Service on such transponder with notice to SKYNET within forty-eight (48) hours of SKYNET having offered such transponder to CUSTOMER. If SKYNET does not restore or use reasonable efforts to restore Service, or CUSTOMER rejects


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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such restoration, such Service on the affected transponder(s) will terminate as of the moment of the Failure pursuant to Paragraph 17 of these General Terms and Conditions.


6.   USE OF THE TRANSPONDER(S)

         The monthly rate as set forth in Section 2 of the Service Description ("METHOD OF PAYMENT, RATES AND TERMS OF SERVICE ") includes intrasatellite and intersatellite transponder management for the uplink of carriers as set forth in Section 6 of the Service Description ("TRANSPONDER LOADING") to each of the transponders provided hereunder for each of their initial loading plan ("Initial Loading Plan").

For purposes of this Agreement the carriers will be classified and defined as follows:

     (1) Digital Carriers: A "Digital Carrier" is a radio signal whose carrier phase and or amplitude takes on discrete values during a modulation symbol in response to balanced amplitude modulation by a raised cosine filtered impulse train representing digital information for any purpose including but not limited to video, voice, or data. Digital Carrier types include Binary Phase Shift Keying, Quadrature Phase Shift Keying, 8 state Phase Shift Keying, and 16 state Quadrature Amplitude Modulation.

     (2) FM Television Carriers: An "FM Television Carrier" is a radio signal whose carrier is modulated continuously in frequency or phase by a baseband video signal whose format, before any encryption or information compression technique, conforms to any video standard including, but not limited to, NTSC, PAL or SECAM.

     (3) Other Types Of Carriers: For purposes of this Agreement "Other Types Of Carriers" are cases not covered under either "Digital Carriers" or "FM Television Carriers".

          If CUSTOMER desires to transmit to any transponder provided under this Agreement in any manner different ("Different Loading Plan") than such transponder's Initial Loading Plan, then the following shall apply:

     (i) If the Different Loading Plan involves Digital Carriers, then CUSTOMER shall provide the Different Loading Plan to SKYNET no later than fourteen (14) days prior to the start date of such Different Loading Plan, identifying its characteristics. In the event that SKYNET is required to perform any maintenance or troubleshooting activity involving the affected transponder, CUSTOMER must furnish the Different Loading Plan on demand, and

     (ii) If the Different Loading Plan involves the addition of or changes to an FM Television Carrier or any Other Type Of Carrier, then CUSTOMER shall provide a written request to SKYNET, no less than sixty (60) days prior to the desired start date of such Different Loading Plan, identifying the characteristics, and the desired start date of such Different Loading Plan. SKYNET shall coordinate such proposed Different Loading Plan to determine if its use could reasonably be expected to result in either intrasatellite or intersatellite interference, and, based on the results of such coordination, SKYNET shall either authorize or reject the use of such proposed Different Loading







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          Plan, in a timely fashion, in writing to CUSTOMER. Such authorization shall not be unreasonably withheld.

    (iii) Notwithstanding anything in this Agreement to the contrary, CUSTOMER may obtain SKYNET's authorization for more than one Different Loading Plan for any transponder provided hereunder, for any period of time, during the term of this Agreement.

     (iv) In the event that CUSTOMER uplinks to any transponder in any manner different from that authorized by SKYNET ("Unauthorized Loading Plan"), SKYNET may, in its sole discretion, require CUSTOMER to discontinue the use of such Unauthorized Loading Plan until such time as SKYNET authorizes the use of such uplink.


7.   LIMITATION OF LIABILITY

     7.1 With respect to any claim or suit, by CUSTOMER or by any others, for damages associated with the installation, provision, termination, maintenance, repair or restoration of service, and subject to PARAGRAPHS 7.2 and 7.5 FOLLOWING, EITHER PARTY'S liability, if any, shall not exceed [*]. THE LIMITATION OF LIABILITY DOES NOT APPLY TO INDEMNIFICATION AS SET FORTH IN PARAGRAPHs 7.3 and 7.4 FOLLOWING. This liability for damages shall be in addition to any amounts that may otherwise be due CUSTOMER under this Agreement as a Credit Allowance for Interruptions described herein.

     7.2 SKYNET is not liable for damages associated with service, channels, or EQUIPMENT, WHICH it does not furnish.

     7.3 SKYNET, ITS PARENT, THEIR SUBSIDIARIES AND AFFILIATES, AND THE DIRECTORS, EMPLOYEES, AGENTS AND SUBCONTRACTORS OF ALL OF THEM, shall be indemnified, defended, and held harmless by CUSTOMER against all claims, losses, or damages resulting from the use of services furnished pursuant to this Agreement, involving:

         7.3.1. Claims for libel, slander, invasion of privacy, infringement of copyright, OR ANY CLAIM BASED ON THE CONTENT OF ANY TRANSMISSION arising from any communication;

         7.3.2. Claims for patent infringement arising from combining or using the service furnished by SKYNET in connection with facilities or equipment furnished by others; or

         7.3.3. All other claims arising out of any act or omission of others relating to services provided pursuant to this Agreement.

         CUSTOMER'S OBLIGATION TO INDEMNIFY


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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         PURSUANT TO THIS PARAGRAPH 7.3 IS CONTINGENT UPON CUSTOMER RECEIVING
         ADEQUATE NOTICE, HAVING THE RIGHT TO TAKE OVER THE DEFENSE OF ANY ACTION, AND RECEIVING REASONABLE ASSISTANCE FROM SKYNET. CUSTOMER'S DECISION TO TAKE OVER THE DEFENSE OF ANY ACTION PURSUANT TO THIS PARAGRAPH 7.3 SHALL BE IRREVOCABLE AND MUST BE MADE WITHIN THIRTY (30) DAYS OF RECEIVING NOTICE OF ACTION FROM SKYNET.

     7.4 No license under patents (other than the limited license to use) is granted by SKYNET or shall be implied or arise by estoppel, with respect to any service offered under this Agreement. SKYNET will defend CUSTOMER against claims of patent infringement arising solely from the use by CUSTOMER of services offered under this Agreement and will indemnify CUSTOMER for any damages awarded based solely on such claims.

     7.5 subject to the PROVISIONS OF PARAGRAPH 9 OF THESE GENERAL TERMS AND CONDITIONS ("PRO RATA REFUNDS"), SKYNET's failure to provide or maintain services under this Agreement shall be excused by labor difficulties, governmental orders, civil commotions, acts of God and other circumstances beyond SKYNET's reasonable control. EACH SUCH EVENT SHALL CONSTITUTE A FORCE MAJEURE.

     7.6 NOTWITHSTANDING ANYTHING TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


8.   LAUNCH  SERVICES

         To the extent required by the launch services provider for launch services provided in connection with the launch of any satellite(s) contemplated by this Agreement, CUSTOMER shall have no right of action against the launch services contractor, other third party customers of the launch services contractor or their respective associates, for any loss or damage including, but not limited to, damage for bodily harm (including death) and damage to property suffered by CUSTOMER resulting from the performance of the launch services agreement by such parties. CUSTOMER further irrevocably agrees to a no-fault, no subrogation waiver of liability, and waives the right to make any claim or to instigate any judicial proceeding in connection with such claim, against the launch services contractor or their associates, in each case for any such damage suffered by CUSTOMER resulting from the performance of the launch services agreement by such parties. In the event that one or more associates of CUSTOMER (in their capacities as such) shall proceed against the launch services contractor, the third party customers or their associates as a result of any such damage suffered by CUSTOMER and caused by the launch services contractor, the third party customers or their associates resulting from the performance of the launch services agreement by such parties, CUSTOMER shall indemnify, hold harmless,








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dispose of any such claim and defend, when not contrary to the governing rules of procedures where the action takes place, the launch services contractor, such third party customers and their associates from any loss, damage, liability or expense, including reasonable attorney's fees, on account of such damage, injury or death, and shall pay all expenses and satisfy all judgments that may be incurred by or rendered against said indemnitees in connection with such proceeding. As used herein, (i) the term "associates" means, with respect to any person, individuals or legal entities which act, directly or indirectly, on behalf of or at the direction of such person to fulfill the obligations of such person, including such person's employees, suppliers and subcontractors (when so acting) and (ii) the term "third party customers" means other customers of the launch services contractor that use the launch services contractor's launch services for the same launch.


9.   PRO RATA REFUNDS / CREDIT INTERRUPTIONS

     9.1   PRO RATA REFUNDS

           SKYNET shall provide CUSTOMER with a pro rata refund of the Prepaid Service Amount or any prepaid amount for any Interruption of fifteen
           (15) or more minutes duration or any Failure, as defined in Paragraph 4 hereof, which is restored. Such refund shall be calculated in one (1) minute increments commencing at the start of the applicable Interruption or Failure, at the rate of $2.17 per minute per affected transponder. In the event a failed transponder is not restored, or is not anticipated to be restored, within fifteen (15) days, the amount of the pro rata refund shall be the amount shown on the reimbursement table for the failed transponder(s) as set forth in Exhibit C ("REIMBURSEMENT TABLE").

           Notwithstanding the foregoing or any other provision of this Agreement to the contrary, SKYNET shall be permitted to deduct from any pro rata refund, of the Prepaid Service Amount or any prepaid amount, otherwise due and payable to CUSTOMER, any amount that is predominantly a result of any of the following reasons:

           a. Interruptions or Failures caused by the action or failure to act of CUSTOMER, or others authorized by CUSTOMER to use the affected transponder(s) and not pursuant to the directions of SKYNET;

           b. Interruptions or Failures during periods when CUSTOMER does not vacate its signal from the affected transponder(s) or otherwise take such steps as are reasonably necessary, in SKYNET's sole discretion, to permit SKYNET's verification, within a reasonable time from SKYNET's direction to vacate or otherwise act, of the existence of an Interruption or Failure, or

           c. Interruptions or Failures caused by the effects of sun transit on receiving earth stations.

           SKYNET shall pay any refund due hereunder within thirty (30) days of the last day of the month in which the Interruption or Failure occurred. Any amount due pursuant to this Agreement which is not paid within thirty (30) business days of its due date shall bear interest at the rate of 1% per month calculated from the date payment was due until the date payment is received.






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9.2      CREDIT ALLOWANCES

         In the event CUSTOMER is paying for Service on a monthly basis, credit allowances, shall be given to CUSTOMER by SKYNET for Interruptions of fifteen (15) minutes or more and/or Failures as defined in Paragraph 4 hereof. These credit allowances will be applied against future payments or in the event of such Interruption or Failure during the final month of Service will result in a refund equal to the amount of the credit allowance. The calculation of such credit allowance is based on the actual number of days in a given month. Credit allowances are given for each incidence of Interruption or Failure of more than fifteen (15) minutes and are given in one-minute increments, commencing at the start of the Interruption or Failure. Specific one minute Credit Allowances will be calculated based on the monthly charge for the affected transponder. Credit Allowances will not be given for Interruptions or Failures that are a result of any of the following reasons:

         (a) Interruptions or Failures caused by the action or failure to act of CUSTOMER or others authorized by CUSTOMER to use the affected transponder and not pursuant to the directions of SKYNET.

         (b) Interruptions or Failures during periods when CUSTOMER elects not to release the affected transponder for testing.

         (c) Interruptions or Failures due to the effects of sun transit on receiving earth stations.


10.  CONTENT OF TRANSMISSIONS

         CUSTOMER is solely responsible for the content of transmissions using the transponder and related Service.


11.  SCRAMBLING

         Prior to commencing use of the Service provided under this Agreement, CUSTOMER, at its expense, shall provide SKYNET with any unscrambling devices that may be required for signal monitoring. CUSTOMER shall not use, or allow the use of, the Service provided hereunder for distribution of program material of a patently offensive, indecent sexual or adult-oriented nature, to television viewers unless the programming is scrambled such that television viewers can receive the programming only through the use of an unscrambler authorized by CUSTOMER or CUSTOMER's authorized agent. It is expressly agreed that the provision of Internet service is not the "distribution of program material to television viewers".


12.  REFUSAL OF SERVICE

         SKYNET may terminate, prevent or restrict any communications using the Service provided hereunder as a means of transmission if such actions (1) are undertaken at the direction of an authorized governmental agency or court with jurisdiction (including the Commission) or (2) are taken subsequent to an indictment against SKYNET, CUSTOMER or any permitted assignees, any legal entity affiliated with any of them, or any of SKYNET's directors, officers, agents or








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employees, or permitted assignees or the Affiliates of either party, based predominantly upon the content of such communications, other than civil proceedings ("Refusal Proceedings"). However, any such termination, prevention or restriction shall be limited to the extent that SKYNET determines is necessary to comply with the direction of the governmental agency or court or pursuant to the aforementioned proceeding and / or indictment. Notwithstanding the foregoing, SKYNET will not terminate, prevent or restrict CUSTOMER's transmissions pursuant to such clause if, immediately upon notification by SKYNET to CUSTOMER of the institution of such Refusal Proceedings, CUSTOMER is able to satisfy SKYNET, subject to SKYNET's sole and reasonable discretion, that within forty-eight (48) hours the aforementioned proceedings will be resolved to SKYNET's satisfaction or if not so resolved, that CUSTOMER shall cause the relevant transmissions to terminate in the relevant jurisdiction and that they will not re-occur in the relevant jurisdiction.


13.  ASSIGNMENT / RESALE

     13.1 ASSIGNMENT

          CUSTOMER acknowledges and agrees that notwithstanding anything to the contrary contained in this Agreement, CUSTOMER shall not transfer or assign any of its rights or obligations under this Agreement to any third parties without SKYNET's consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, to the extent not prohibited by rule, regulation or law, in the event CUSTOMER desires to assign any of its rights or obligations under this Agreement to any of the following entities set forth in Exhibit D, attached hereto and incorporated herein by reference ("List of Approved Assignees and Approved Recipients of Confidential Information"), CUSTOMER is approved to do so. Exhibit D may be updated from time to time by mutual agreement of SKYNET and CUSTOMER. SKYNET expressly shall have the right to assign this Agreement including its rights, duties and obligations hereunder, to its parent corporation or any present or future affiliate or subsidiary of SKYNET, or in connection with the merger or acquisition of its satellite business.

     13.2 RESALE

          Without limiting the Resale Option under Section 7 of the Service Description to which these Terms and Conditions are attached, CUSTOMER or ASSIGNEE may resell the Service, in whole or in part, to a third party, without obtaining SKYNET's prior consent, provided such resale contains a value added component and is not the resale of bare transponder capacity.

Except as provided for above in this Paragraph 13.2, to the extent not otherwise prohibited by rule, regulation or law, in the event CUSTOMER or any ASSIGNEE desires to resell all or any part of the Service to a third party, CUSTOMER OR ASSIGNEE may not do so without SKYNET's consent, which will not be unreasonably withheld. In order for CUSTOMER or ASSIGNEE to obtain SKYNET's consent, CUSTOMER or ASSIGNEE must notify SKYNET in writing no less than thirty
(30) days prior to the scheduled date of such resale, that it has an agreement to permit a third party to use all or any part of the Service. Such notice shall include the name of resale customer, quantity of transponders and term of the prospective agreement. SKYNET shall notify CUSTOMER or ASSIGNEE in writing within fifteen (15) days of receipt of the aforementioned notification, advising CUSTOMER or ASSIGNEE of SKYNET's decision to either permit the resale to such third party, or not to permit the resale. CUSTOMER or ASSIGNEE, as applicable, shall be solely









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responsible for any permitted resale and shall indemnify and hold SKYNET harmless for any claim or liability for damages made by any third party in connection with such resale. In the event SKYNET does not permit the proposed resale, SKYNET will provide a refund to CUSTOMER for the applicable transponder(s), pursuant to Paragraph 9 ("PRO RATA REFUNDS") and Exhibit C ("REIMBURSEMENT TABLE"). With respect to monthly paid Service, in the event SKYNET does not permit the proposed resale, CUSTOMER may terminate Service on the applicable transponder(s) without liability for payment, except for Service already received.


14.  NON-INTERFERENCE

         CUSTOMER's radio transmissions (and those of its uplinking agents) to the satellite shall comply, in all material respects, with all FCC and all other governmental (whether international, federal, state, municipal, or otherwise) statutes, laws, rules, regulations, ordinances, codes, directives and orders, of any such governmental agency, body, or court (collectively "Laws") applicable to it regarding the operation of the satellite, transponder, and any backup transponders to which CUSTOMER is given access pursuant to this Agreement and shall not interfere with the use of any other transponder or cause physical harm to the transponder, any backup transponder to which CUSTOMER is given access pursuant to this Agreement, any other transponders, or to the satellite on which the transponder is located. Further, CUSTOMER will coordinate with (and will require its uplinking agents to coordinate with) SKYNET, in accordance with procedures reasonably established by SKYNET and uniformly applied to all users of transponders on the satellite, its transmissions to the satellite, so as to minimize adjacent channel and adjacent satellite interference. For purposes of this Paragraph 14, interference shall also mean acts or omissions, which cause a transponder to fail to meet its transponder performance parameters set forth in Exhibit A. Without limiting the generality of the foregoing, CUSTOMER (and its uplinking agents) shall comply with all FCC rules and regulations regarding use of automatic transmitter identification systems (ATIS).


15.  IMPROPER ILLUMINATION

         Transmission parameters are as set forth in Exhibit E ("TRANSMISSION PARAMETERS"), attached hereto and incorporated herein by reference. "Improper Illumination" shall include transmissions that are other than as described in Exhibit E, transmissions at an incorrect frequency, transmissions at excessive power levels, mis-pointing, incorrect polarization, incorrect bandwidth or incorrect power spectral density, any or all of which can cause harm or interference to any transponder or to any satellite. In the event SKYNET, in its sole and reasonable judgment, believes CUSTOMER is causing Improper Illumination [*]. In those instances where the Improper Illumination is causing harmful interference or harm to any transponder or to any satellite, a charge of eleven-hundred ($1,100.00) dollars per minute will apply [*] if there is no answer at the


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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telephone numbers provided by CUSTOMER. In the event the Improper Illumination is caused by [*], a charge of $1,100.00 per minute will apply [*]. Such charge will apply until CUSTOMER [*] until the interference ceases. In the event CUSTOMER begins and continues [*]. Notwithstanding the foregoing, [*] because of the harmful interference from the Improper Illumination. In addition, in the event a SKYNET Customer has a right to terminate their transponder(s) due to interference from CUSTOMER's [*], and vacates such transponder(s), CUSTOMER shall take the vacated transponder(s) for the term and at the price provided for under the vacating Customer's contract. In no event will paying for this vacated capacity apply towards CUSTOMER's Limitation of Liability as set forth in Paragraph 7 of these Terms and Conditions.

         Furthermore, if immediate action as set forth above is not taken by CUSTOMER, SKYNET shall have the right to take immediate action to protect its services or its interests, including but not limited to suspending or terminating CUSTOMER's Service on the affected transponder(s).

Notwithstanding the foregoing, any per minute charges will not apply if [*].

[*]. Further, in the event SKYNET believes that CUSTOMER is improperly illuminating and requests the CUSTOMER's hub location(s) to cease illuminating the transponder(s) in question, and it is subsequently shown that the CUSTOMER's hub transmissions were not the cause of the Improper Illumination, [*].

With respect to any ASSIGNEE, the following paragraph will apply in regard to Improper Illumination:

Transmission parameters are as set forth in Exhibit E ("TRANSMISSION PARAMETERS"), attached hereto and incorporated by reference. Improper Illumination shall include transmissions that are other than as described in Exhibit E, transmissions at an incorrect frequency, transmissions at excessive power levels, mis-pointing, incorrect polarization, incorrect bandwidth or incorrect power spectral density, all of which can cause harm or interference to any transponder or to


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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any satellite. In the event improper illumination of any transponder provided under this Agreement is detected by SKYNET, ASSIGNEE shall be notified and ASSIGNEE shall take immediate corrective action to stop the improper illumination within five (5) minutes of notification from SKYNET. A charge of eleven hundred ($1,100.00) dollars per minute will apply for improper illumination that continues beyond the five minute period after notification, or attempted notification if there is no answer at the telephone number provided by ASSIGNEE. Furthermore, if immediate corrective action is not taken by ASSIGNEE, SKYNET shall have the right to take immediate action to protect its services or its interests, including but not limited to suspending or terminating ASSIGNEE's Service on the affected transponder.


16.  GENERAL OBLIGATIONS

Nothing contained in this Agreement shall preclude SKYNET from seeking injunctive relief to prevent a willful breach or to compel performance in the event of a willful failure to comply with this Agreement.


17.  TERMINATION

         No early termination date is provided under this Agreement. However, this Agreement may be terminated prior to the end of its term as follows:

    17.1 In the event of any Failure on a transponder(s) for which SKYNET is unable to restore, pursuant to Paragraph 5 herein ("RESTORATION OF A FAILED TRANSPONDER"), CUSTOMER will have the right to terminate the Service on the affected transponder(s) and, if Service was prepaid, elect a refund of the then current reimbursement value, pursuant to Paragraph 9 ("PRO RATA REFUNDS") herein, as set forth in Exhibit C ("REIMBURSEMENT TABLE") for the failed transponder(s). In the event of any Failure on a transponder(s) for which SKYNET is unable to restore pursuant to Paragraph 5 herein, and such transponder(s) was being paid on a monthly basis, CUSTOMER will have the right to terminate the Service on the affected transponder(s) without additional liability for such termination. CUSTOMER will be required to pay for Service received on the affected transponder(s) prior to the termination.

    17.2 In the event of a breach, by either party, of any of the material terms, conditions, representations or warranties contained herein; provided, however that the non-breaching party shall provide the breaching party with thirty (30) days written notice of termination, which notice period may be used by the breaching party to cure its breach such that the non-breaching party may not terminate this Agreement under this Paragraph 17.1.

    17.3 In the event of a breach by SKYNET that is not cured as described above, CUSTOMER will have the right to terminate and elect a refund of the then current reimbursement value as set forth in Exhibit C ("REIMBURSEMENT TABLE").

    17.4 In the event CUSTOMER orders the discontinuance of Service effective on any date prior to the termination date set forth in Section 2 of the Service Description ("METHOD OF PAYMENT, RATES AND TERMS OF SERVICE") other than pursuant to Paragraphs 17.1 or








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         17.2 above, or if this Agreement is terminated by SKYNET due to a
         CUSTOMER breach of this Agreement that is not cured as described above, SKYNET will retain all prepaid amounts, including the Prepaid Service Amount and, in the event Service is being obtained on a monthly paid basis, CUSTOMER will be liable for all remaining monthly charges. Remaining monthly charges, if applicable, shall be due and payable upon receipt by CUSTOMER of an invoice for such charges. Remaining monthly charges apply regardless of whether or not Service has begun and are in addition to any other rights SKYNET may have hereunder.


18.  CHANGES IN OPERATIONS OR PROCEDURES

Nothing herein shall be construed as preventing SKYNET from changing its operations or procedures only as required: (i) to comply with changes mandated by any authorized government agency with jurisdiction, (ii) as a result of inter-satellite coordination (iii) to switch equipment as required to protect the health of the satellite, (iv) for transmission path component replacement,
(v) to move the satellite for debris avoidance, (vi) for CUSTOMER application specific coordination changes or (vii) to modify uplink operation to protect the health of the satellite. SKYNET is not responsible to CUSTOMER if any such changes in operations, procedures, or Transmission Parameters (I) affects any facilities, CUSTOMER equipment or CUSTOMER communications system in any way, or
(ii) requires their modification in order to be used with any transponder provided pursuant to this Agreement. However, if such changes can be reasonably expected to materially affect the operating or transmission characteristics of the Service, or render any CUSTOMER equipment or CUSTOMER communications system incompatible with the Service, SKYNET shall use reasonable efforts to provide adequate notice, in writing, to allow CUSTOMER an opportunity to maintain uninterrupted Service. However, if both parties agree that such changes would materially affect CUSTOMER's use of the Service, CUSTOMER with respect to monthly paid Service, shall have the right, at its option, within sixty (60) days after its receipt of notice of such change, and upon thirty (30) days' notice to SKYNET, to terminate this Agreement without liability except for such Service as has already been rendered. Provided, however, if SKYNET eliminates such material effects within the thirty (30) day notice period, this Agreement will not terminate. However, if both parties agree to such change(s), SKYNET shall reimburse CUSTOMER for all actual, reasonable and documented costs incurred to implement SKYNET required changes, to a maximum of [*] in the CUSTOMER's operations, procedures, or Transmission Parameters, except if such changes are mandated by an authorized government agency with jurisdiction.

       In the event this Agreement is terminated, in whole or in part, pursuant to this Paragraph 18, CUSTOMER, with respect to the any prepaid amount, including the Prepaid Service Amount, shall receive a refund for the affected transponder(s) based on the then current reimbursement value, as set forth in Exhibit C ("REIMBURSEMENT TABLE"). SKYNET shall have no obligation to change or modify any of its components, operations or procedures to be compatible with CUSTOMER.


19.  TRANSPONDER ASSIGNMENT

       Assignment of the specific transponders and/or satellites to be used for the Service remains the sole prerogative of SKYNET. During the term of this Agreement SKYNET shall have the right to change any of the transponder and / or satellite



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.




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assignments, but shall do so only if there is an operational concern, interference caused by CUSTOMER, in order to introduce a new replacement satellite or, in order to protect the health of the satellite on which Service is being provided. SKYNET shall discuss any proposed reassignment of transponders with CUSTOMER and make all reasonable effort to provide CUSTOMER with at least thirty (30) days written notice prior to the effective date of any such reassignment. Upon the effectiveness of such assignment change, the CUSTOMER must vacate the previously occupied frequencies.


20.  FCC COMPLIANCE

     20.1 If, at any time SKYNET can no longer comply fully with the provisions of this Agreement because of Commission rules and regulations which are inconsistent with this Agreement, CUSTOMER may either (1) terminate immediately this Agreement without any liability whatever by giving notice in writing within sixty (60) days of such action or
          (2) negotiate with SKYNET so to modify this Agreement as to conform with the new commission rules and regulations. If CUSTOMER elects to terminate in such event, SKYNET shall refund promptly any sums previously paid to SKYNET for Service not rendered, in accordance with Exhibit C ("REIMBURSEMENT TABLE").

     20.2 SKYNET agrees that for so long as this Agreement is in effect, it will neither voluntarily file, nor cause a third party to file voluntarily, any proposed tariff with the Commission, and will not voluntarily make commission filings with the Commission that are in any way inconsistent with the terms and conditions of this Agreement.


21.  NO POSSESSORY INTEREST, BANKRUPTCY

     21.1 CUSTOMER has, and will have, no possessory or other interest in the transponder(s) provided pursuant to this Agreement. CUSTOMER acknowledges that: (1) it has been advised of and fully understands the conditions and the consideration pursuant to which SKYNET provides and CUSTOMER accepts the Service and (2) the rates for the Service, as well as the termination charges as provided for in Paragraph 17 of these General Terms and Conditions ("TERMINATION"), are fair and reasonable at the market on the date of commitment to the Service and the date of this Agreement.

     21.2 With respect to Service that is paid for an a monthly basis, CUSTOMER recognizes that transponder space for the provision of the Service contemplated under this Agreement is a commodity in limited supply and that those using full time transponder service, similar to the Service provided under this Agreement, usually enter into long-term commitments with service providers. Therefore, CUSTOMER understands that its acceptance of the Service precludes SKYNET from accepting any other customer for service on the transponder(s) being used to provide Service to Customer during the term of this Agreement, including any Extended Term of Service. Because of this, CUSTOMER concedes, solely in the context of and for the purpose of bankruptcy proceedings and for no other purpose hereunder or otherwise, that a failure to fulfill CUSTOMER's obligations as a result of its filing






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          for bankruptcy under this Agreement would irreparably harm SKYNET.
          Therefore, in the event of any bankruptcy or similar proceeding on the part of CUSTOMER, CUSTOMER agrees, subject to applicable law, that it will petition any relevant court for prompt action to accept or reject this Agreement, and to authorize the scheduled payments in full, prior to resolution of matters affecting this Agreement.


22.  THIRD PARTY BENEFICIARIES / INDEPENDENT CONTRACTOR

         Nothing herein contained shall be deemed or construed by either party hereto or by any third party to create any rights, obligations, or interests in any third party, or to create any association, partnership, joint venture, the relation of principal and agent, the relation of employer and employee, or any fiduciary relationship of any kind between the parties hereto, it being understood that SKYNET shall perform all services hereunder as an independent contractor.


23.  PUBLICITY AND ADVERTISING

     23.1 CUSTOMER shall not in any way or in any form publicize or advertise in any manner the fact that it is obtaining Services from SKYNET pursuant to this Agreement, without the express written approval (which shall not be unreasonably withheld) of SKYNET, obtained in advance, for each item of such advertising or publicity. The foregoing prohibition shall include but not be limited to news releases, letters, correspondence, literature, promotional materials or displays of any nature or form. Each request for approval hereunder shall be submitted in writing to the representative designated in writing by SKYNET; and approval, in each instance, shall be effective only if in writing and signed by said representative. Notwithstanding the foregoing, CUSTOMER may refer to the fact that it is securing Services from SKYNET without SKYNET's prior approval so long as such statements are limited to a statement of such fact and are not an endorsement of any product or service by SKYNET.

     23.2 SKYNET shall not in any way or in any form publicize or advertise in any manner the fact that it is providing Services to CUSTOMER pursuant to this Agreement, without the express written approval (which shall not be unreasonably withheld) of CUSTOMER, obtained in advance, for each item of advertising or publicity. The foregoing prohibition shall include but not be limited to news releases, letters, correspondence, literature, promotional materials or displays of any nature or form. Each request for approval hereunder shall be submitted in writing to the representative designated in writing by CUSTOMER; and approval, in each instance, shall be effective only if in writing and signed by said representative. Nothing herein shall prevent SKYNET from providing the FCC or any other governmental agency, information concerning this Agreement as required by Law or in response to a request for information by such governmental agency. Notwithstanding the foregoing, SKYNET may refer to the fact that it is providing the Service to CUSTOMER without CUSTOMER's prior approval so long as such statements are limited to a statement of such fact and are not an endorsement of any product or service by CUSTOMER.







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24.  CONFIDENTIALITY

         This Agreement shall be kept strictly confidential, except for disclosure (1) to the extent required by the law or legal process, in which case the parties shall seek confidential treatment of the document and the information contained herein, (2) as a part of normal accounting and auditing procedures, (3) to each party's parent company, or (4) to a bona fide potential purchaser of the applicable business, investment bankers and bona fide potential or actual lenders, or (5) from CUSTOMER to the persons and/or entities set forth in Exhibit D ("List of :Approved Assignees and Approved Recipients of Confidential Information"), Exhibit D may be updated from time to time by mutual agreement of SKYNET and CUSTOMER. attached hereto and incorporated herein by reference, provided any such party set forth in 1-5 above, shall have agreed to keep this Agreement confidential pursuant to an agreement containing terms substantially similar to those in Paragraph 25 of these General Terms and Conditions ("NONDISCLOSURE OF INFORMATION").


25.  NONDISCLOSURE OF INFORMATION

     25.1 Each Party to this Agreement may find it beneficial to disclose to the other Party documentation or other information which the disclosing Party considers proprietary ("Information"). Such Information may include but is not limited to, engineering, hardware, software or other technical information concerning the project or the SKYNET network, and financial, accounting or marketing reports, analysis, forecasts, predictions or projections relating to this project or the business of SKYNET or CUSTOMER generally.

     25.2 It is specifically understood and agreed that Information disclosed pursuant to this Agreement shall be considered proprietary either because 1) it has been developed internally by the disclosing Party, or because 2) it has been received by the disclosing Party subject to a continuing obligation to maintain the confidentiality of the Information.

     25.3 Information that is provided in a tangible form shall be marked in a manner to indicate that it is considered proprietary or otherwise subject to limited distributions provided herein. If the Information is provided orally, the disclosing party shall clearly identify it as being proprietary at the time of disclosure, and within thirty (30) working days of such disclosure, confirm the disclosure in writing to the other party. With respect to Information, the Party to whom the Information is disclosed and its employees shall:

          a. hold the Information in confidence and protect it in accordance with the security regulations by which it protects its own proprietary or confidential information, which it does not wish to disclose; but in no event should the level of protection be less than reasonable care.

          b. restrict disclosure of the Information solely to those employees with a need to know and not disclose it to any other persons;

          c. advise those employees of their obligations with respect to the Information; and

          d. use the Information only in connection with implementing this Agreement and in continuing discussions and negotiations between the parties







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              concerning the Service, except as may otherwise be
              agreed upon in writing.

     25.4 The party to whom Information is disclosed shall have no obligations to preserve the proprietary nature of any Information that:

          a. was previously known to it free of any obligations to keep it confidential;

          b. is disclosed to third parties by the disclosing party without restriction;

          c. is or becomes publicly available by other than unauthorized disclosure; or

          d.  is independently developed by the receiving party.

     25.5 The receiving party may disclose the Information pursuant to a court order or other governmental or regulatory compulsion provided that the disclosing party shall be given prompt notice of the receipt of such order or other compulsion

     25.6 The receiving party agrees that all of its obligations undertaken under this non-disclosure agreement shall survive and continue after any termination of this Agreement.

         The Information shall be deemed the property of the disclosing party and, upon request the other party will return all Information that is in tangible form to the disclosing party or destroy all such information.


26.  WAIVERS

         A waiver by either party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.


27.  GOVERNING LAW

         This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to its conflict of law principles.


28.  SUCCESSION

         This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.


29.  HEADINGS

         The headings used throughout this Agreement are for convenience only and are not a part of this Agreement and shall have no effect upon the construction and interpretation of this Agreement.


30.  RETIREMENT OF SATELLITE

         SKYNET shall be entitled to retire the serving satellite without liability (i) if fifty percent (50%) or more of the transponders on the satellite have failed or are unusable for any reason; (ii) in the event that the satellite's station-keeping fuel, required to meet + /- 0.05 degrees, becomes depleted to a level sufficient only to ensure removal of the serving satellite from its assigned orbital position; (iii) if required to do so by any





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governmental authority with appropriate jurisdiction; or (iv) if SKYNET reasonably determines that A(ii) above can be delayed by moving such serving satellite into an inclined orbit; or (v) if special circumstances require retirement, and such FCC authority as is required for retirement is obtained.

           SKYNET will use all reasonable efforts to provide CUSTOMER written notice of a decision to retire the serving satellite prior to the expiration of this Agreement as far in advance of the date of retirement as circumstances allow. Upon retirement of the serving satellite, all subsequent performance obligations of the parties under this Agreement shall terminate and SKYNET shall refund promptly any sums previously paid to SKYNET for Service not rendered, in accordance with Exhibit C ("REIMBURSEMENT TABLE"). With respect to monthly paid Service, upon retirement of the serving satellite, all subsequent performance obligations of the parties under this Agreement shall terminate, except that CUSTOMER shall be liable to pay for Service that has already been rendered to CUSTOMER by SKYNET. Notwithstanding the foregoing, in the event of the retirement of a satellite the terms of Paragraph 5 of these General Terms and Conditions ("RESTORATION OF A FAILED TRANSPONDER") will apply.

SKYNET reserves the right to deploy a replacement satellite. In the event SKYNET offers Service on such replacement satellite which meets all Performance Parameters set forth in Exhibit A ("PERFORMANCE PARAMETERS") and CUSTOMER Service requirements, this Agreement will not terminate. In the event SKYNET has put into Service a replacement satellite which does not meet all CUSTOMER Service requirements, CUSTOMER will have the option to retain Service on such replacement satellite as described in this Agreement or terminate this Agreement without additional liability on the part of either party and receive a refund of any sums previously paid to SKYNET for Service not rendered, in accordance with Exhibit C ("REIMBURSEMENT TABLE"). With respect to monthly paid Service, in the event, SKYNET has put into service a replacement satellite which does not meet all CUSTOMER Service requirements, CUSTOMER will have the option to retain Service as described in this Agreement or terminate this Agreement without additional liability on the part of either party, except that CUSTOMER shall be liable to pay for Service that has already been rendered to CUSTOMER by SKYNET.


31.  PAYMENT OF MONTHLY CHARGES

         In the event Service is furnished on a monthly paid basis, a monthly charge will apply for each month or fraction thereof that Service is furnished. Monthly charges start on the first day the Service begins pursuant to Section 2 of the Service Description ("METHOD OF PAYMENT AND RATE"). Charges accrue through and include the day that the Service is discontinued. When the billing date and the date that the Service is started, changed, or discontinued do not coincide, the charges will be adjusted to reflect the fractional part of the month involved. Any day or part thereof in which Service is provided shall be considered a full day. Any Service provided in a day (beginning and ending as determined by Greenwich Mean Time ("GMT") shall be considered to have been rendered for a full day. Partial monthly billing is based on the actual number of days in each month. Monthly charges will be billed during the first week of each month in which Service is being provided; payment is due on or before the first day of the following month, as specified on the bill. Monthly paid Service may be discontinued for nonpayment of a bill ten (10) days beyond CUSTOMER's receipt of notice of payment past due. All payments by CUSTOMER to SKYNET shall be made in U.S. dollars and shall be deemed to be made upon receipt of collected funds by SKYNET. Any and all transfer, exchange or







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similar fees associated with the payment of the bill are the responsibility of the CUSTOMER.


32.  SECURITY PAYMENT

         The amount of the required security payment and the date due are as specified in Section 2.1 of the Service Description ("METHOD OF PAYMENT AND RATE"). Failure to remit such required security payment in a timely manner shall be considered a material breach of this Agreement. Such deposit will be held as a guarantee for the payment of any or all charges due hereunder. This security deposit does not relieve CUSTOMER of the responsibility for the prompt payment of bills upon presentation. The security deposit will be held by SKYNET and applied to CUSTOMER's final bill(s). All of the security deposit amount, held in cash by SKYNET, in excess of the last billed amounts will be refunded to CUSTOMER upon the expiration or earlier termination of this Agreement.

Simple interest at the rate of six percent annually will be paid to CUSTOMER for the period that a cash deposit is held by SKYNET. However, if the appropriate legal authority in the state where CUSTOMER's office, responsible for bill payment is located, establishes a different rate of interest, then that rate will apply.


33.  INTEREST ON LATE PAYMENTS

     Any late payments by CUSTOMER of amounts due and payable hereunder (including, but not limited to, specified payments, damages, and indemnification) to SKYNET shall be with interest at the rate of eighteen percent (18%) per annum, or the highest legally permissible rate of interest, whichever is lower, and all interest or discounting shall be compounded on a monthly basis. Such late payments, including interest, shall be payable with the amount due and calculated from the date payment was due until the date it is received by SKYNET.


34.  EXPORT CONTROL

         CUSTOMER will not use, distribute, transfer or transmit any products, software or technical information (even if incorporated into other products) provided under this Agreement except in compliance with U.S. export laws and regulations (the "Export Laws"). CUSTOMER will not, directly or indirectly, export or re-export the following items to any country which is in the then current list of prohibited countries specified in the applicable Export Laws:
(a) software or technical data disclosed or provided to CUSTOMER by SKYNET or SKYNET's subsidiaries or affiliates; or (b) the direct product of such software or technical data. CUSTOMER agrees to promptly inform SKYNET in writing of any written authorization issued by the U.S. Department of State office of export licensing to export or re-export any such items referenced in (a) or (b). CUSTOMER also will not, without the prior written consent of SKYNET, export or re-export, directly or indirectly, any technical data or software furnished hereunder from the country in which SKYNET first provided the technical data or software to CUSTOMER hereunder, except to the United States. The obligations stated above in this clause will survive the expiration, cancellation or termination of this Agreement or any other related agreement.


35.  ARBITRATION

         All disputes arising in connection with the present Agreement shall be finally settled under the Rules of Conciliation







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                                                                  8/31/00
                                                            Page 20 of 20




and Arbitration of the American Arbitration Association ("AAA Rules") by one or more arbitrators appointed in accordance with said AAA Rules. The arbitration shall take place in New York City, United States of America, and shall be conducted in English. The arbitrator shall apply the substantive (not the conflicts) law of the state specified in the choice of law provision set forth elsewhere in this Agreement. The arbitrator shall not limit, expand or modify the terms of this Agreement nor award damages in excess of compensatory damages, and each party waives any claim to such excess damages. The award shall be in United States dollars. Judgement upon the award rendered in the arbitration may be entered in any court having jurisdiction thereof. Each Party shall bear its own expenses (including attorney's fees) and an equal share of the expenses of the arbitrator and the fees of the arbitration. Nothing in this Agreement shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending arbitration. A request by a party to a court for such injunctive relief shall not be deemed a waiver of the obligation to arbitrate.

                                                            Gilat-To-Home
                                                                  8/31/00
                                                                Exhibit A
                                                              Page 1 of 2




                                   EXHIBIT A

                                   SKYNET(R)

                                   Telstar 7

                         Ku-Band Performance Parameters
                      Transponder Specific Characteristics


TRANSPONDER CENTER FREQUENCIES AND POLARIZATIONS

             ---------------------------------------------------------------------------------------------
                Transponder        Uplink Center         Uplink       Downlink Center          Downlink
                                   Frequency (MHz)    Polarization    Frequency (MHz)        Polarization
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------
                     [*]                 [*]               [*]               [*]                [*]
             ---------------------------------------------------------------------------------------------

DOWNLINK EIRP AND UPLINK G/T


The downlink EIRP and uplink G/T is shown in earth coverage maps. All values are at EOL.


SATURATION FLUX DENSITY

Saturation Flux Density (SFD) is related to G/T by the equation:

                SFD = A - G/T + P

Where SFD = SFD in dBW/m(2)
             A = Transponder Dependent Constant
           G/T = system G/T in dB/K
             P = Pad Attenuator Setting in dB


The value of A for a specific transponder, and the transponder's G/T coverage map shall be used to determine the SFD at a given location. The values for "A" are listed below.

-------------------------------------------------------------------------------------------------------------------
Transponder      [*]    [*]    [*]    [*]   [*]    [*]    [*]   [*]     [*]     [*]    [*]      [*]    [*]     [*]
-------------------------------------------------------------------------------------------------------------------
Value "A"     [*]    [*]    [*]    [*]    [*]    [*]    [*]    [*]    [*]    [*]      [*]     [*]     [*]    [*]
-------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------
SKYNET and its logo are registered trademarks of Loral SpaceCom Corporation.


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                Gilat-To-Home
                                                                      8/31/00
                                                                    Exhibit A
                                                                  Page 2 of 2

EXPECTED DEGRADATION OVER LIFE

The transponder performance will degrade slightly over the life of the satellite. The following table estimates the EIRP and G/T degradations.

                       ----------------------------------------------
                                  BOL        7 yrs     EOL
                                  1999                 2014
                                                       (estimated)
                       ----------------------------------------------
                       EIRP       [*]         [*]       [*]
                       ----------------------------------------------
                       G/T        [*]         [*]       [*]
                       ----------------------------------------------

DEFINITION OF INTERRUPTION USING ABSOLUTE TRANSPONDER REFERENCE PERFORMANCE.


This definition of Interruption will be used from the beginning of the contract period until the time when Loral Skynet and the CUSTOMER have decided to use a Signal Monitoring System for the purpose of determining an Interruption. The Transponder Reference Performance values consist of the values for G/T, EIRP, and SFD) that would be measured by a calibrated In-Orbit Test Set over an earth station located at Hawley, Pennsylvania. These values are listed in the following Table.

                       -------------------------------------------------------------------------------
                       Transponder      Minimum GTF      Minimum EIRP       SFD @ Min G/T
                                        (dB/K)           (dBW)              (dBW/m(2) & 0 dB Pad
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------
                              [*]              [*]               [*]                    [*]
                       -------------------------------------------------------------------------------


For an Interruption to have occurred as a result of a satellite technical performance deficiency, the measured values at Hawley, Pennsylvania, must be at least [*] dB lower than the Transponder Reference Performance. This [*] dB degradation incorporates margins for equipment accuracy limitations, test-set repeatability limitations, and environmental effects


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 1 of 28

                                   TELSTAR 7
              Ku-Band Horizontal Polarization Transmit EIRP (dBW)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 2 of 28

                                   TELSTAR 7
                Ku-Band Vertical Polarization Receive G/T (dB/K)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 3 of 28

                                   TELSTAR 7
              Ku-Band Horizontal Polarization Transmit EIRP (dBW)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 4 of 28

                                   TELSTAR 7
                Ku-Band Vertical Polarization Receive G/T (dB/K)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 5 of 28

                                   TELSTAR 7
              Ku-Band Horizontal Polarization Transmit EIRP (dBW)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 6 of 28

                                   TELSTAR 7
                Ku-Band Vertical Polarization Receive G/T (dB/K)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 7 of 28

                                   TELSTAR 7
              Ku-Band Horizontal Polarization Transmit EIRP (dBW)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 8 of 28

                                   TELSTAR 7
                Ku-Band Vertical Polarization Receive G/T (dB/K)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 9 of 28

                                   TELSTAR 7
                Ku-Band Vertical Polarization Transmit EIRP (dBW)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 10 of 28

                                   TELSTAR 7
               Ku-Band Horizontal Polarization Receive G/T (dB/K)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 11 of 28

                                   TELSTAR 7
               Ku-Band Horizontal Polarization Transmit EIRP (dBW)
                     Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW



                                 [CONTOUR MAP]



                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 12 of 28

                                   TELSTAR 7

                Ku-Band Vertical Polarization Receive G/T (dB/K)
                    Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 13 of 28

                                   TELSTAR 7

                Ku-Band Vertical Polarization Transmit EIRP (dBW)
                    Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 14 of 28

                                   TELSTAR 7

                Ku-Band Horizontal Polarization Receive G/T (dB/K)
                    Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 15 of 28

                                   TELSTAR 7

              Ku-Band Horizontal Polarization Transmit EIRP (dBW)
                   Transponder: [*]    Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 16 of 28

                                   TELSTAR 7

                Ku-Band Vertical Polarization Receive G/T (dB/K)
                    Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 17 of 28

                                   TELSTAR 7

               Ku-Band Vertical Polarization Transmit EIRP (dBW)
                    Transponder: [*]  Frequency: 11960.0[*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 18 of 28

                                   TELSTAR 7

               Ku-Band Horizontal Polarization Receive G/T (dB/K)
                    Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 19 of 28

                                   TELSTAR 7

              Ku-Band Horizontal Polarization Transmit EIRP (dBW)
                    Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 20 of 28

                                   TELSTAR 7

                Ku-Band Vertical Polarization Receive G/T (dB/K)
                    Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 21 of 28

                                   TELSTAR 7

               Ku-Band Vertical Polarization Transmit EIRP (dBW)
                    Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dBW


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 22 of 28

                                   TELSTAR 7

               Ku-Band Horizontal Polarization Receive G/T (dB/K)
                    Transponder: [*]   Frequency: [*] MHz

Satellite Position: 129.0                                         Peak: [*] dB/K


                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                           during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 23 of 28
                                    TELSTAR 7
              Ku-Band Horizontal Polarization Transmit EIRP (dBW)
                      Transponder:[*] Frequency:[*] MHz


Satellite Position: 129.0                                         Peak: [*] dBW



                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 24 of 28
                                    TELSTAR 7
              Ku-Band Vertical Polarization Receive G/T (dB/K)
                      Transponder:[*]  Frequency:[*] MHz


Satellite Position: 129.0                                         Peak: [*] db/k



                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 25 of 28
                                    TELSTAR 7
              Ku-Band Horizontal Polarization Transmit EIRP (dBW)
                      Transponder:[*]  Frequency:[*] MHz


Satellite Position: 129.0                                         Peak: [*] dBW



                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 26 of 28
                                    TELSTAR 7
              Ku-Band Vertical Polarization Receive G/T (dB/k)
                      Transponder:[*]  Frequency:[*] MHz


Satellite Position: 129.0                                        Peak: [*] dB/K



                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 27 of 28
                                    TELSTAR 7
              Ku-Band Horizontal Polarization Transmit EIRP (dBW)
                      Transponder:[*]  Frequency:[*] MHz


Satellite Position: 129.0                                         Peak: [*] dBW



                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Contour Maps
8/31/00
Page 28 of 28
                                    TELSTAR 7
              Ku-Band Vertical Polarization Receive G/T (dB/k)
                      Transponder:[*]  Frequency: [*] MHz


Satellite Position: 129.0                                         Peak: [*] dB/K



                                 [CONTOUR MAP]


                            LORAL SKYNET Proprietary
                      Use Pursuant to Company Instructions

                                           Final Antenna Performance as verified
                                            during October 1999 In-Orbit Testing



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                  Gilat-To-Home
                                                                        8/31/00
                                                                    Page 1 of 1

                                   EXHIBIT B

                                   SKYNET(R)

                                      [*]

                                      [*]



[*]



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      EXHIBIT C
                                     SKYNET
                             GILAT TO HOME PROPOSAL
                            WARRANTY TABLE PER XPDR

                               2 XPDRS        6 XPDRS         6 XPDRS
    MONTHS                    12/1/00         1/1/01          4/1/01
      OF                    (85 MONTHS)    (84 MONTHS)     (81 MONTHS)
   CONTRACT     PERIOD       $[*]/mo        $[*]/mo         $[*]/mo
      85        Dec-00             [*]              [*]           [*]
      84        Jan-01             [*]              [*]           [*]
      83        Feb-01             [*]              [*]           [*]
      82        Mar-01             [*]              [*]           [*]
      81        Apr-01             [*]              [*]           [*]
      80        May-01             [*]              [*]           [*]
      79        Jun-01             [*]              [*]           [*]
      78        Jul-01             [*]              [*]           [*]
      77        Aug-01             [*]              [*]           [*]
      76        Sep-01             [*]              [*]           [*]
      75        Oct-01             [*]              [*]           [*]
      74        Nov-01             [*]              [*]           [*]
      73        Dec-01             [*]              [*]           [*]
      72        Jan-02             [*]              [*]           [*]
      71        Feb-02             [*]              [*]           [*]
      70        Mar-02             [*]              [*]           [*]
      69        Apr-02             [*]              [*]           [*]
      68        May-02             [*]              [*]           [*]
      67        Jun-02             [*]              [*]           [*]
      66        Jul-02             [*]              [*]           [*]
      65        Aug-02             [*]              [*]           [*]
      64        Sep-02             [*]              [*]           [*]
      63        Oct-02             [*]              [*]           [*]
      62        Nov-02             [*]              [*]           [*]
      61        Dec-02             [*]              [*]           [*]
      60        Jan-03             [*]              [*]           [*]
      59        Feb-03             [*]              [*]           [*]
      58        Mar-03             [*]              [*]           [*]
      57        Apr-03             [*]              [*]           [*]
      56        May-03             [*]              [*]           [*]
      55        Jun-03             [*]              [*]           [*]
      54        Jul-03             [*]              [*]           [*]
      53        Aug-03             [*]              [*]           [*]
      52        Sep-03             [*]              [*]           [*]
      51        Oct-03             [*]              [*]           [*]
      50        Nov-03             [*]              [*]           [*]
      49        Dec-03             [*]              [*]           [*]
      48        Jan-04             [*]              [*]           [*]
      47        Feb-04             [*]              [*]           [*]
      46        Mar-04             [*]              [*]           [*]
      45        Apr-04             [*]              [*]           [*]
      44        May-04             [*]              [*]           [*]
      43        Jun-04             [*]              [*]           [*]
      42        Jul-04             [*]              [*]           [*]
      41        Aug-04             [*]              [*]           [*]



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      EXHIBIT C


                                     SKYNET
                             GILAT TO HOME PROPOSAL
                            WARRANTY TABLE PER XPDR

      40        Sep-04             [*]              [*]           [*]
      39        Oct-04             [*]              [*]           [*]
      38        Nov-04             [*]              [*]           [*]
      37        Dec-04             [*]              [*]           [*]
      36        Jan-05             [*]              [*]           [*]
      35        Feb-05             [*]              [*]           [*]
      34        Mar-05             [*]              [*]           [*]
      33        Apr-05             [*]              [*]           [*]
      32        May-05             [*]              [*]           [*]
      31        Jun-05             [*]              [*]           [*]
      30        Jul-05             [*]              [*]           [*]
      29        Aug-05             [*]              [*]           [*]
      28        Sep-05             [*]              [*]           [*]
      27        Oct-05             [*]              [*]           [*]
      26        Nov-05             [*]              [*]           [*]
      25        Dec-05             [*]              [*]           [*]
      24        Jan-06             [*]              [*]           [*]
      23        Feb-06             [*]              [*]           [*]
      22        Mar-06             [*]              [*]           [*]
      21        Apr-06             [*]              [*]           [*]
      20        May-06             [*]              [*]           [*]
      19        Jun-06             [*]              [*]           [*]
      18        Jul-06             [*]              [*]           [*]
      17        Aug-06             [*]              [*]           [*]
      16        Sep-06             [*]              [*]           [*]
      15        Oct-06             [*]              [*]           [*]
      14        Nov-06             [*]              [*]           [*]
      13        Dec-06             [*]              [*]           [*]
      12        Jan-07             [*]              [*]           [*]
      11        Feb-07             [*]              [*]           [*]
      10        Mar-07             [*]              [*]           [*]
      9         Apr-07             [*]              [*]           [*]
      8         May-07             [*]              [*]           [*]
      7         Jun-07             [*]              [*]           [*]
      6         Jul-07             [*]              [*]           [*]
      5         Aug-07             [*]              [*]           [*]
      4         Sep-07             [*]              [*]           [*]
      3         Oct-07             [*]              [*]           [*]
      2         Nov-07             [*]              [*]           [*]
      1         Dec-07             [*]              [*]           [*]


                                   [*]              [*]           [*]



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                  Gilat-To-Home
                                                                        8/31/00
                                                                    Page 1 of 1

                                   EXHIBIT D



                           LIST OF APPROVED ASSIGNEES

                                      AND

                APPROVED RECIPIENTS OF CONFIDENTIAL INFORMATION


LIST OF APPROVED ASSIGNEES


ALL SUBSIDIARIES AND AFFILIATES OF GILAT-TO-HOME INC.

ALL SUBSIDIARIES AND AFFILIATES OF GILAT SATELLITE NETWORKS LTD.

and the following entities:

NOVA NET

CONVERGENT

PIXEL

MSN

ECHOSTAR

BANK LEUMI (or such other bank providing financing)



LIST OF APPROVED "RECIPIENTS" OF CONFIDENTIAL INFORMATION


ALL SUBSIDIARIES AND AFFILIATES OF GILAT-TO-HOME INC.

ALL SUBSIDIARIES AND AFFILIATES OF GILAT SATELLITE NETWORKS LTD.

And the following entities:

MSN

Echostar

Financing Banks

                                                                  Gilat-To-Home
                                                                        8/31/00
                                                                    Page 1 of 1

                                   EXHIBIT E



                        Ku-BAND TRANSMISSION PARAMETERS


Adherence to the following transmission parameters is necessary to obtain proper system performance and to ensure that the transmissions from the ground segment targeted for a particular transponder do not adversely affect the transmissions through other transponders.

A. TRANSMITTED CARRIERS - The transmitted carrier(s) for 36 MHz transponders shall be within accepted industry standards and shall be confined to the usable bandwidth of 36 MHz centered on the transponder center frequency, unless otherwise assigned.

B. CARRIER DISPERSAL/POWER DENSITY - The Transmitted carrier power density shall not exceed -- [*] at the transmit antenna flange. The EIRP density of downlink carriers shall not exceed + [*].

C. TRANSMIT POWER - SKYNET shall authorize a particular transmit power by a transmitting earth station. For transponders operating in the saturated mode, this authorized power shall normally be that power necessary to saturate the transponder and shall not be exceeded by more than 2dB. For transponders operating in a mode where the power is backed off below saturation, this authorized transmit power shall not be exceeded. During rain fades an earth station may automatically adjust the transmit power authorized by SKYNET by the amount necessary to overcome the additional uplink loss caused by the rain.

D. POLARIZATION ISOLATION (TRANSMITTING SMALL ANTENNA CUSTOMER EARTH STATION)-Isolation between orthogonal cross-polarized signals shall be greater than or equal to [*] anywhere within the transmit pattern where the transmit co-polarized gain is no more than 0.5dB below the peak transmit co-polarized gain. In addition, isolation between orthogonal cross polarized signals shall be greater than or equal to [*] anywhere within the transmit pattern where the transmit co-polarized gain is no more than 1.0 dB below the peak transmit co-polarized gain.

E. POLARIZATION ISOLATION (TRANSMITTING HUB EARTH STATION)- Isolation between orthogonal cross polarized signals shall be at least [*] in the band 14 to 14.5 GHz within a cone angle of (0.25Theta) where theta is the half-power beamwidth of the main beam. The polarization adjustment of the earth station antenna relative to the satellite shall be maintained to an accuracy of +/- 1.0 degree.



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                  Gilat-To-Home
                                                                        8/31/00
                                                                      Exhibit F
                                                                    Page 1 of 2

                                   EXHIBIT F

                                   SKYNET(R)

                                   Telstar 7

                                     GILAT
                             Improper Illumination
                                      [*]


[*]

DEFINITIONS

         NETWORK CONTROL CENTER (NCC)

         The NCC of GTH provides master management and control means for the network through the Network Management System (NMS). This is also the site of the Hub uplink RF equipment. It is manned 24 hours a day, 7 days a week and located in Marietta, GA.

         "GREEN" VSAT

         This term refers to a VSAT that is in order, locked on the Hub signal and responds properly to regular hub commands.

         "RED" VSAT

         This term refers to a VSAT that, from the NMS perspective is out of order and can't be controlled by the NMS. This includes also a VSAT that was turned off by the customer.

         [*]

         CUSTOMER DATABASE

         GTH will maintain a database listing the zip codes of all earth stations. A tool will be in place which converts the address into longitude and latitude. Earth station locations will be retained in the database even when service has been terminated if the customer antenna is left in place.


-------------------------------------------------------------------------------
  SKYNET and its logo are registered trademarks of Loral SpaceCom Corporation



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                  Gilat-To-Home
                                                                        8/31/00
                                                                      Exhibit F
                                                                    Page 2 of 2

PROCEDURE

SKYNET will contact all uplink sites in the ellipse prior to notifying GTH.

IMPROPER ILLUMINATION BY THE HUB

[*]



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.